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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04058

The Korea Fund, Inc.

(Exact name of registrant as specified in charter)

555 Mission Street, Suite 1700, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)

Lawrence G Altadonna — 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: June 30, 2012

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Semi-Annual Report

December 31, 2011

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2011 (unaudited)

During the July to December 2011 period (the “Period”), the KOSPI declined 13.09% in Korean Won (KRW) terms and 19.45% in USD terms. Most of the loss occurred in the third quarter, following Standard & Poor’s downgrade of U.S. sovereign debt to AA+.

For the Period, the macro economic outlook remained murky with weaker corporate and consumer confidence. Korea’s domestic demand turned sluggish during the Period, as consumers cut back on spending and companies reduced inventory levels. Nonetheless, Korea’s exports remained resilient despite the intensified macro uncertainties. In the last six months of 2011, Korea’s exports increased 15.9% year-on-year, above the trend growth of 11.4% for the past 10 years. Exports in refined petroleum increased 60.6% year-on-year from July to November, due to higher commodity prices and the Japan substitution effect. Exports in steel, automobiles and machinery were also strong, up 30.3%, 27.1% and 22.8%, respectively. On the other hand, exports in semiconductors and LCDs were relatively weak as the industries were in the downward period of the business cycle.

We expect Korean exporters to remain competitive in 2012, especially when the Korea-U.S. Free Trade Act (FTA) becomes effective. Korea and the U.S. Congress approved the FTA in the fourth quarter of 2011 and key exporters such as auto companies will enjoy lower tariffs to the U.S. Korea is also expected to enjoy the full benefit of the European Union FTA that was consummated in 2011.

One of the most unexpected events in the latter half of 2011 was the sudden death of North Korean leader Kim Jong II. The KOSPI experienced a sharp correction on December 19th when his death was announced. Following the announcement that Kim Jong Eun, the son of Kim Jong II, would succeed his father as the new leader of North Korea, the market quickly stabilized. While there still remain some uncertainties around Kim Jong Eun’s leadership direction and style, geopolitical risk is not new to Korea and we expect that the status quo will likely continue as long as the North Korean leadership resides within the Kim family.

Performance

During the Period, the total return of the Korea Fund on NAV basis was -18.83% (net of fees). The share price performance was down 17.45% during the reporting period, closing at USD 35.75 per share, representing a discount of 8.03% to NAV. The Fund outperformed the benchmark by 92 basis points during the third quarter of 2011 when the market suffered through a sharp correction following the unexpected U.S. sovereign debt downgrade by Standard & Poor’s. However, the Fund underperformed the KOSPI in the fourth quarter by 44 basis points.

12.31.11	The Korea Fund, Inc. Semi-Annual Report	1

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2011 (unaudited) (continued)

Performance Attribution Review

During the second half of 2011, our bottom up stock selections in the information technologies contributed to the Fund’s outperformance. On the other hand, our stock selections in financials and materials detracted from the Fund’s performance.

Market Outlook

Looking ahead in 2012, we believe the European sovereign debt crisis will continue to pose structural risk, causing volatility from a market and growth perspective. However, it is very important to judge how much risk has already been accounted for and whether there is an upside or downside beyond expected volatility. We have a constructive outlook that there would be more upside risks beyond the volatility, and base our opinion on the following points.

Firstly, lowering inflation risk poses a greater possibility for policy easing should growth continue to decline in 2012. The Korean government (“Government”) has a solid balance sheet with only cyclical fiscal deficits and low public sector debts compared to other OECD countries. Therefore, we think the Government has the capacity to increase stimulus spending if needed. We also believe that the Government could increase spending in welfare to help mid-to-low income households. Meanwhile, we expect the Government to support the infrastructure investment in provincial areas. On the monetary policy front, we note the possibility of a rate cut by the Bank of Korea to boost faltering domestic demand.

Secondly, despite the heightened external uncertainties, we think Korea’s exports will continue to show resilience in the economic slowdown due to its competitiveness. In the short-term, Korea’s export competitiveness is supported by the relatively weak Korean Won. In the mid-to-long term, we think Korea’s competitiveness is driven by branding and its high exposure to emerging markets, currently at 60% of total exports. Meanwhile, Korea has also formed FTA partnerships with developed markets: Korea’s FTA with the European Union went into effect in 2011, and its FTA with the U.S. is likely to be activated in early 2012. FTAs will help make Korean products cheaper and thus more attractive in these markets where consumers are seeking value for money goods.

The KOSPI’s 2011 earnings are expected to be significantly higher than 2007, the peak of the previous economic cycle before the global financial crisis. The KOSPI bottomed at 950 during the global financial crisis, which is equivalent to 1700 at 2011 earnings level based on improved corporate earnings, and we already experienced that bottom during the second half of 2011. Hence, we could see an upside surprise in the market with protected downside should there be a surprise in economic growth, most likely helped by better than expected data flows from the U.S. and China.

2	The Korea Fund, Inc. Semi-Annual Report	12.31.11

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2011 (unaudited) (continued)

Earnings growth of 12% (based on the KOSPI) in 2012 is the commonly held view as compared to the 22% growth expectation in 2011. This will be above the regional peer average of 9.7% as well as China’s 10.5% and Singapore’s 5.8% growth expectation. Valuation is the cheapest among regional peers at 8.2x PE while peer average valuation is 10.5x PE for 2012. This valuation looks particularly attractive should any demand surprises result in an upside in 2012 resulting from potential policy easing and secular demand growth.

The information contained herein has been obtained from sources believed to be reliable but RCM and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s annual and semi-annual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund’s website at www.thekoreafund.com.

This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.

12.31.11	The Korea Fund, Inc. Semi-Annual Report	3

The Korea Fund, Inc. Performance & Statistics

December 31, 2011 (unaudited)

Total Return(1)	Six Month	1 Year	5 Year	10 Year
Market Price	-17.45%	-7.79%	0.49%	13.86%
Net Asset Value (“NAV”)(2)	-18.83%	-8.71%	-0.38%	11.62%
KOSPI(3)	-19.45%	-12.30%	0.54%	11.73%
MSCI Korea (Total Return)(4)	-18.73%	-12.00%	2.41%	13.52%
MSCI Korea (Price Return)(4)	-18.81%	-12.84%	1.19%	12.02%

Premium (Discount) to NAV:

December 31, 2001 to December 31, 2011

Industry Breakdown (as a % of net assets):

Market Price/NAV:
Market Price	$35.75
NAV	$38.87
Discount to NAV	(8.03)%

Ten Largest Holdings (as a % of net assets):
Samsung Electronics Co., Ltd.
Manufacturer of electronic parts	20.8%
Hyundai Motor Co.
Manufacturer of automobiles	7.5%
Kia Motors Corp.
Manufacturer of automobiles	6.3%
Hyundai Mobis
Manufacturer of automobile components	4.3%
POSCO
Manufacturer of steel	3.9%
LG Chemical Ltd.
Manufacturer of petrochemical goods and electronics materials	3.9%
Hyundai Home Shopping Network Corp.
Online retail company	3.0%
Korea Zinc Co., Ltd.
Manufacturer and refiner of non-ferrous metals	3.0%
NCSoft Corp.
Developer and distributor of online games	3.0%
Honam Petrochemical Corp.
Manufacturer of petrochemical products	2.9%

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.
Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.
An investment in the Fund involves risk, including the loss of principal. Total return, market price, and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.
(2)	See Note 8 in the Notes to Financial Statements.
(3)	The Korea Composite Stock Price Index (“KOSPI”) is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the “Korea Stock Exchange”). The KOSPI returns unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return. Total return for a period of less than one year is not annualized.
(4)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea (Total Return) returns assume reinvestment of dividends (net of foreign withholding taxes) while the MSCI Korea (Price Return) returns do not and, unlike Fund returns, neither reflects any fees or expenses. It is not possible to invest directly in the index. Total return for a period of more than one year represents the average annual return. Total return for a period of less than one year is not annualized.

4	The Korea Fund, Inc. Semi-Annual Report	12.31.11

The Korea Fund, Inc. Schedule of Investments

December 31, 2011 (unaudited)

Shares		Value
COMMON STOCK–111.1%
	Auto Components–5.8%
65,400	Hyundai Mobis	$ 16,616,305
401,352	Pyeong Hwa Automotive Co., Ltd.	5,484,085

		22,100,390

	Automobiles–13.9%
156,585	Hyundai Motor Co.	29,003,854
419,220	Kia Motors Corp.	24,326,383

		53,330,237

	Chemicals–10.6%
42,460	Honam Petrochemical Corp.	10,978,414
39,950	Korea Kumho Petrochemical	5,818,844
53,850	LG Chemical Ltd.	14,849,456
276,765	SKC Co., Ltd.	9,166,433

		40,813,147

	Commercial Banks–6.8%
421,801	DGB Financial Group, Inc. (b)	4,741,661
268,450	Industrial Bank of Korea	2,914,049
260,227	KB Financial Group, Inc.	8,199,861
299,722	Shinhan Financial Group Co., Ltd.	10,364,454

		26,220,025

	Construction & Engineering–3.4%
125,070	Hyundai Engineering & Construction Co., Ltd.	7,659,814
30,770	Samsung Engineering Co., Ltd.	5,387,972

		13,047,786

	Consumer Finance–0.8%
92,990	Samsung Card Co.	3,143,509

	Electronic Equipment, Instruments & Components–4.1%
497,990	LG Display Co., Ltd.	10,570,291
43,220	Samsung SDI Co., Ltd.	5,016,632

		15,586,923

	Food Products–1.2%
3,030	Lotte Confectionery Co., Ltd.	4,494,134

	Hotels, Restaurants & Leisure–2.1%
239,440	Hotel Shilla Co., Ltd.	8,022,147

	Household Durables–0.8%
49,990	LG Electronics, Inc.	3,235,136

	Household Products–2.2%
20,226	LG Household & Health Care Ltd.	8,560,446

	Industrial Conglomerates–1.3%
89,427	LG Corp.	4,775,191

	Insurance–3.0%
23,994	Samsung Fire & Marine Insurance Co., Ltd.	4,400,017
100,193	Samsung Life Insurance Co., Ltd.	7,045,544

		11,445,561

	Internet & Catalog Retail–3.1%
101,251	Hyundai Home Shopping Network Corp.	11,710,259

12.31.11	The Korea Fund, Inc. Semi-Annual Report	5

The Korea Fund, Inc. Schedule of Investments

December 31, 2011 (unaudited) (continued)

Shares		Value
	Machinery–1.9%
32,110	Hyundai Heavy Industries Co., Ltd.	$ 7,179,460

	Media–1.1%
163,130	CJ E&M Corp. (b)	4,292,916

	Metals & Mining–8.3%
61,750	Hyundai Steel Co.	5,137,632
44,140	Korea Zinc Co., Ltd.	11,656,128
45,824	POSCO	15,115,555

		31,909,315

	Multiline Retail–2.1%
373,220	Hyundai Greenfood Co., Ltd.	5,239,156
10,090	Lotte Shopping Co., Ltd.	2,978,318

		8,217,474

	Oil, Gas & Consumable Fuels–1.0%
82,983	GS Holdings	3,660,063

	Pharmaceuticals–1.5%
75,038	Dong-A Pharmaceutical Co., Ltd.	5,786,100

	Semiconductors & Semiconductor Equipment–24.9%
310,172	Duksan Hi-Metal Co., Ltd. (b)	6,857,265
466,290	Hynix Semiconductor, Inc.	8,903,103
86,937	Samsung Electronics Co., Ltd.	79,967,898

		95,728,266

	Software–3.0%
42,726	NCSoft Corp.	11,421,674

	Textiles, Apparel & Luxury Goods–2.9%
128,298	Fila Korea Ltd.	8,669,528
57,820	Handsome Co., Ltd.	1,492,228
97,670	MK Trend Co., Ltd. (b)	1,076,507

		11,238,263

	Tobacco–1.9%
100,310	KT&G Corp.	7,087,877

	Trading Companies & Distributors–3.4%
196,520	Hyundai Corp.	3,942,176
154,320	Samsung C&T Corp.	9,135,526

		13,077,702

	Total Common Stock (cost–$346,843,260)	426,084,001

6	The Korea Fund, Inc. Semi-Annual Report	12.31.11

The Korea Fund, Inc. Schedule of Investments

December 31, 2011 (unaudited) (continued)

Principal Amount (000s)			Value
SHORT-TERM INVESTMENTS–0.5%
		Time Deposits–0.5%
$1,901		Bank of America–London, 0.03%, 1/3/12	$ 1,900,874
		Brown Brothers Harriman & Co.–Grand Cayman,
HKD 48		0.005%, 1/3/12	6,117
¥	(c)	0.01%, 1/3/12	5
		JPMorgan Chase–London,
£13		0.05%, 1/3/12	19,587
€46		0.057%, 1/3/12	59,805

		Total Short-Term Investments (cost–$1,994,238)	1,986,388

		Total Investments (cost–$348,837,498) (a)–111.6%	428,070,389
		Liabilities in excess of other assets–(11.6)%	(43,726,636)

		Net Assets–100.0%	$384,343,753

Notes to Schedule of Investments:

(a)	Securities with an aggregate value of $395,680,708, representing 102.9% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(b)	Non-income producing.
(c)	Amount less than ¥500.

Glossary:

£–British Pound

€–Euro

HKD–Hong Kong Dollar

¥–Japanese Yen

See accompanying Notes to Financial Statements	12.31.11	The Korea Fund, Inc. Semi-Annual Report	7

The Korea Fund, Inc. Statement of Assets and Liabilities

December 31, 2011 (unaudited)

Assets:
Investments, at value (cost–$348,837,498)	$428,070,389
Foreign currency, at value (cost–$10,895,432)	10,913,781
Dividends and interest receivable (net of foreign withholding taxes)	3,131,443
Receivable for investments sold	1,433,528
Securities lending income receivable, including income from invested cash collateral (net of rebates)	11,723
Prepaid expenses	80,196
Total Assets	443,641,060

Liabilities:
Distributions payable to stockholders	53,943,430
Payable for investments purchased	4,109,591
Payable for shares repurchased	322,426
Investment management fees payable	276,567
Payable for loss on securities lending (See Note 1(h))	224,789
Accrued expenses and other liabilities	420,504
Total Liabilities	59,297,307
Net Assets	$384,343,753

Net Assets:
Common Stock:
Par value ($0.01 per share, applicable to 9,888,877 shares issued and outstanding)	$98,889
Paid-in-capital in excess of par	316,364,280
Dividends in excess of net investment income	(588,574)
Accumulated net realized loss	(10,791,153)
Net unrealized appreciation of investments and foreign currency transactions	79,260,311
Net Assets	$384,343,753
Net Asset Value Per Share	$38.87

8	The Korea Fund, Inc. Semi-Annual Report	12.31.11	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Operations

Six Months ended December 31, 2011 (unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $563,808)	$2,853,210
Securities lending income, including income from invested cash collateral (net of rebates)	90,444
Interest	76,155
Total Investment Income	3,019,809

Expenses:
Investment management fees	1,767,172
Custodian fees	301,386
Directors’ fees and expenses	160,249
Legal fees	124,255
Insurance expense	97,719
Audit and tax services	60,362
Stockholder communications	51,435
Accounting agent fees	34,452
New York Stock Exchange listing fees	15,833
Transfer agent fees	10,568
Miscellaneous	16,674
Total Expenses	2,640,105

Net Investment Income	379,704

Realized and Change in Unrealized Gain (Loss):
Net realized loss on:
Investments	(9,188,067)
Foreign currency transactions	(1,203,024)
Net change in unrealized appreciation/depreciation of:
Investments	(94,173,501)
Foreign currency transactions	(143,916)
Contingent loss for securities lending	830,183
Net realized and change in unrealized gain/loss on investments, foreign currency transactions and contingent loss for securities lending	(103,878,325)

Net Decrease in Net Assets Resulting from Investment Operations	$(103,498,621)

See accompanying Notes to Financial Statements	12.31.11	The Korea Fund, Inc. Semi-Annual Report	9

The Korea Fund, Inc. Statement of Changes in Net Assets

	Six Months ended December 31, 2011 (unaudited)	Year ended June 30, 2011
Investment Operations:
Net investment income	$379,704	$94,027
Net realized gain (loss) on investments and foreign currency transactions	(10,391,091)	93,482,402
Net change in unrealized appreciation/depreciation of investments, foreign currency transactions and contingent loss for securities lending	(93,487,234)	72,241,556
Net increase (decrease) in net assets resulting from investment operations	(103,498,621)	165,817,985

Dividends and Distributions to Stockholders from:
Net investment income	—	(3,061,673)
Net realized gains	(53,943,430)	—
Total dividends and distributions to stockholders	(53,943,430)	(3,061,673)

Common Stock Transactions:
Cost of shares repurchased	(7,302,777)	(7,032,598)
Total increase (decrease) in net assets	(164,744,828)	155,723,714

Net Assets:
Beginning of period	549,088,581	393,364,867
End of period (including dividends in excess of net investment income of $(588,574) and $(968,278), respectively)	$384,343,753	$549,088,581

Shares Activity:
Shares outstanding, beginning of period	10,057,977	10,205,577
Shares repurchased	(169,100)	(147,600)
Shares outstanding, end of period	9,888,877	10,057,977

10	The Korea Fund, Inc. Semi-Annual Report	12.31.11	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2011 (unaudited)

1. Organization and Significant Accounting Policies

The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, as a closed-end, non-diversified management investment company organized as a Maryland corporation. The Fund has 200 million shares of $0.01 par value per share of common stock authorized.

The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. The Fund’s management is evaluating the implications of this change.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Directors, or persons acting at their discretion pursuant to procedures established by the Board of Directors. The Fund’s investments are valued daily and the net asset value (“NAV”) is calculated as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices).

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than U.S. dollar may be affected significantly on a day that the NYSE is closed. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access
•

Level 2—valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3—valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

12.31.11	The Korea Fund, Inc. Semi-Annual Report	11

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2011 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Fund to measure fair value during the six months ended December 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized the estimation of the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at December 31, 2011 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for detailed information on Investments in Securities):

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/11
Investments in Securities—Assets
Common Stock:
Commercial Banks	$8,199,861	$18,020,164	—	$26,220,025
Metals & Mining	15,115,555	16,793,760	—	31,909,315
Tobacco	7,087,877	—	—	7,087,877
All Other	—	360,866,784	—	360,866,784
Short-Term Investments	—	1,986,388	—	1,986,388

Total Investments	$30,403,293	$397,667,096	—	$428,070,389

There were no significant transfers between Levels 1 and 2 during the six months ended December 31, 2011.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are recorded on the identified cost basis. Interest income is recorded on an accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of each year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

12	The Korea Fund, Inc. Semi-Annual Report	12.31.11

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2011 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at December 31, 2011. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

In order to complete its tender offer, however, the Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment will not otherwise affect the Fund’s operations.

Certain of the Fund’s holdings may be subject to aggregate or individual foreign ownership limits. These holdings are in industries that are deemed to be of national importance.

(f) Dividends and Distributions

The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, annually. The Fund records dividends and distributions to its stockholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions to stockholders from return of capital.

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or

12.31.11	The Korea Fund, Inc. Semi-Annual Report	13

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2011 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

At December 31, 2011, the Korean Won/U.S. $ exchange rate WON 1,152.00 to U.S. $1.

(h) Securities Lending

The Fund may engage in securities lending. The loans are secured by collateral at least equal, at all times, to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value. These were no securities out on loan at December 31, 2011.

In connection with the Fund’s cash collateral investment in BNY Institutional Cash Reserves Fund (“CR”) at September 12, 2008, the Fund was subject to losses on investments in certain Lehman Brothers securities held in CR. The Fund entered into an Individual Investor Agreement with the Bank of New York Mellon, pursuant to which the Fund agreed to transfer certain Lehman securities held in CR in exchange for 80% of the initial principal balance of the Lehman securities subject to certain conditions. The Fund realized a loss of $224,789 which represents 20% of the initial principal balance of the Lehman securities.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, foreign currency risks.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist

14	The Korea Fund, Inc. Semi-Annual Report	12.31.11

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2011 (unaudited) (continued)

2. Principal Risks (continued)

principally of cash due from counterparties and investments. The Fund’s Sub-Adviser, RCM Asia Pacific Limited (the “Sub-Adviser”), an affiliate of RCM Capital Management LLC (the “Investment Manager”), seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Investment Manager/Sub-Adviser/Sub-Administrator

The Fund has an Investment Management Agreement (the “Management Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Directors, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. For the six months ended December 31, 2011, the Fund paid investment management fees at an effective rate of 0.74% of the Fund’s average daily net assets.

The Investment Manager has retained its affiliates, the Sub-Adviser and Allianz Global Investors Fund Management LLC (the “Sub-Administrator”) to manage the Fund’s investments and provide administrative services to the Fund, respectively. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fee it receives as Investment Manager to the Sub-Adviser and Sub-Administrator in return for their services. The Investment Manager, Sub-Adviser and Sub-Administrator are indirect wholly-owned subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

4. Investments in Securities

During the six months ended December 31, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $130,619,496 and $136,501,924, respectively.

5. Income Tax Information

At December 31, 2011, the cost basis of portfolio securities for federal income tax purposes was $349,000,931. Gross unrealized appreciation was $112,850,404, gross unrealized depreciation was $33,780,946 and net unrealized appreciation was $79,069,458. The difference between book and tax cost basis was attributable to wash sale loss deferrals.

6. Discount Management Program

On October 31, 2011, the Fund announced a new share repurchase program that commenced on November 1, 2011 under which the Fund repurchases its common stock in the open market on any day that the Fund’s shares are trading at a discount of 8% or more from net asset value the prior day and there is a daily average discount of 8% or more from net asset value over the 5-day period ending the prior day. On each day that shares are repurchased, the Fund repurchases its shares to the maximum extent permitted by law unless the Investment Manager determines that such a repurchase would be detrimental to the Fund and its shareholders. Under the program, the Fund is authorized to repurchase in each twelve month period ended October 31 up to 10% of its common stock outstanding as of October 31 the prior year.The new repurchase program replaced the Fund’s share repurchase program announced in March 2010, under which the Fund was authorized to repurchase from time to time in the open market up to 5% of its common stock outstanding as of February 22, 2010.

For the six months ended December 31, 2011, the Fund repurchased 169,100 shares of its common stock on the open market at a total cost, inclusive of commissions, of $7,302,777 at a per-share weighted average discount to net asset value of approximately 9.04%. For the year ended June 30, 2011, the Fund repurchased 147,600 shares of its common stock on the open market at a total cost, inclusive of commissions, of $7,032,598 at a per-share weighted average discount to net asset value of approximately 10.13%.

12.31.11	The Korea Fund, Inc. Semi-Annual Report	15

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2011 (unaudited) (continued)

7. Reverse Stock Split

On December 10, 2008, the Fund declared a reverse stock split on a 1-for-10 basis. Each Fund stockholder of record on December 22, 2008 received one share of the Fund with a net asset value of $126.18 per share for every ten shares of the Fund with a net asset value of $12.62 per share. All prior year per share information in the Financial Highlights was previously restated to reflect the reverse stock split. The reverse stock split had no impact on total investment return, net assets, ratios or portfolio turnover rates presented in the Financial Highlights.

8. Fund Shares Issued

On December 22, 2008, the Fund declared a capital gain distribution of $90.30 per share. The distribution was made in newly issued Fund shares, based on the Fund’s market price per share on January 26, 2009 (“Pricing Date”), unless a cash election was made. The total cash distribution was limited to 20% of the aggregate dollar amount of the total distribution (excluding any cash paid in lieu of fractional shares). On January 29, 2009 (the payable date) the Fund issued 8,007,555 shares based on the market price of $21.99 per share on the Pricing Date. All prior year per share information in the Financial Highlights was previously restated to reflect the Fund shares issued. The Fund shares issued had no impact on the total return, net assets, ratios or portfolio turnover presented in the Financial Highlights. Net asset value total return for periods that include December 2008 and January 2009 has been calculated assuming that this capital gain distribution was paid entirely in newly issued Fund shares priced at the Fund’s net asset value at the close of business on the Pricing Date. In addition, the Fund adjusted its net asset value on December 31, 2008 for purposes of calculating performance by using the actual number of shares outstanding on such date (excluding any estimate of shares to be issued upon reinvestment).

9. Fund Ownership

At December 31, 2011, the City of London Investment Group PLC and Lazard Asset Management LLC held approximately 33% and 11%, respectively, of the Fund’s outstanding shares.

10. Legal Proceedings

Legal proceedings involving the Sub-Administrator and certain of its affiliates, previously disclosed, have been resolved.

11. Subsequent Events

For the period January 1, 2012 through February 22, 2012, the Fund repurchased 217,150 shares of its common stock on the open market at a total cost, inclusive of commissions, of $8,257,705 and at a per-share weighted average discount to NAV of approximately 8.28%.

The Board has announced a clarification to the discount management program that commenced on November 1, 2011. Under that program, the Fund repurchases its common shares in the open market on any day that the Fund’s shares are trading at a discount of 8% or more from NAV the prior day and there is a daily average discount of 8% or more from NAV over the 5-day period ending the prior day. Additionally, on each day that shares are repurchased, the Fund will repurchase its shares to the maximum extent permitted by law (unless the Investment Manager determines that such a repurchase would be detrimental to the Fund and its shareholders). The Board has added the following clarification: on a day that shares are repurchased, in addition to the limits set forth above, the Fund will repurchase shares only at such times that the purchase price represents a discount of 8% or more from the Fund’s closing NAV on the prior day.

Robert Goldstein has announced his resignation as President of the Fund effective March 31, 2012. Christian Pachtner will assume the role of Fund President on April 1, 2012.

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, Fund management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

16	The Korea Fund, Inc. Semi-Annual Report	12.31.11

The Korea Fund, Inc. Financial Highlights

For a share of stock outstanding throughout each period:

	Six Months ended December 31, 2011 (unaudited)		Year ended June 30,
			2011	2010	2009		2008*	2007*
Net asset value, beginning of period	$54.59		$38.54	$29.41	$53.03		$99.38	$90.73
Investment Operations:
Net investment income	0.04		0.01	0.02	0.07	(1)	0.26 (1)	0.89 (1)
Net realized and change in unrealized gain/loss on investments, redemptions-in-kind, investments in Affiliates, contingent loss for securities lending and foreign currency transactions	(10.38)		16.29	9.01	(19.47)		(5.11)	24.19
Total from investment operations	(10.34)		16.30	9.03	(19.40)		(4.85)	25.08
Dividends and Distributions to Stockholders from:
Net investment income	—		(0.30)	—	—		(0.40)	(1.05)
Net realized gains	(5.45)		—	—	(21.08)		(40.24)	(15.57)
Total dividends and distributions to stockholders	(5.45)		(0.30)	—	(21.08)		(40.64)	(16.62)
Common Stock Transactions:
Accretion (dilution) to net asset value resulting from share repurchases, shares tendered and reinvestment of distributions for shares at value	0.07		0.05	0.10	16.86		(0.86)	0.19
Net asset value, end of period	$38.87		$54.59	$38.54	$29.41		$53.03	$99.38
Market price, end of period	$35.75		$49.27	$34.74	$27.43		$49.89	$92.42
Total Return: (2)
Net asset value	(18.68)%		42.52%	31.04%	(35.13	)%(3)	(14.69)%	31.08%
Market price	(17.45)%		42.75%	26.65%	(34.43)%		(9.61)%	32.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$384,344		$549,089	$393,365	$307,208		$553,907	$1,033,216
Ratio of expenses to average net assets	1.10	%(4)	1.10%	1.19%	1.43%		1.06%	0.96%
Ratio of net investment income to average net assets	0.16	%(4)	0.02%	0.05%	0.23%		0.31%	0.99%
Portfolio turnover rate	28%		83%	89%	80%		38%	50%

*	Adjusted for 1-for-10 reverse stock split that occurred on December 22, 2008 (See Note 7 in the Notes to Financial Statements) and Fund shares issued on January 29, 2009 (See Note 8 in the Notes to Financial Statements).
(1)	Calculated on average shares outstanding.
(2)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return may reflect adjustments to conform to GAAP. Total return for a period of less than one year is not annualized.
(3)	See Note 8 in the Notes to Financial Statements.
(4)	Annualized.

See accompanying Notes to Financial Statements	12.31.11	The Korea Fund, Inc. Semi-Annual Report	17

The Korea Fund, Inc. Stockholder Meeting Results/Proxy Voting Policies &

Procedures (unaudited)

Stockholder Meeting Results:

The Fund held its annual meeting of stockholders on October 26, 2011. Stockholders voted as indicated below:

	Affirmative	Against	Withheld Authority
Re-election of Kesop Yun — Class II to serve until 2014	3,944,828*	3,974,735	6,199

*	Kesop Yun did not receive the required affirmative votes of a majority of the shares present at the annual meeting and, as a result, no Class II Director was elected at the meeting. Under Maryland law, Kesop Yun will continue to serve as a holdover Director until the 2012 annual meeting. He will be eligible to be nominated for re-election for a two-year period at that meeting.

Messrs. Ronaldo A. da Frota Nogueira, Julian Reid, Christopher Russell and Richard A. Silver continue to serve as Directors of the Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

18	The Korea Fund, Inc. Semi-Annual Report	12.31.11

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management & Portfolio Management Agreements

(unaudited)

The Board of Directors approved the renewal of your Fund’s investment management agreement (the “Management Agreement”) with the Investment Manager and the sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser on October 26, 2011. The Board’s considerations in approving the Agreements are set forth below.

In connection with their contract review meetings, the Directors received and relied upon materials provided by the Investment Manager, the Sub-Adviser and Mercer Investment Consulting Limited, the Board’s independent investment consultant (“Mercer”), which included, among other items: (i) data supplied by Lipper, Inc., a leading third party provider of mutual fund information (“Lipper”) on the total return investment performance of the Fund for various time periods and the investment performance of a peer group of funds, (ii) information provided by Mercer on the investment performance of a peer group comprised of U.S. and non-U.S. Korean funds; (iii) information provided by Mercer on the consistency of investment style of the Sub-Adviser and the risk relative to return of the Fund’s investment portfolio; (iv) information provided by Lipper on the Fund’s management fees and total expenses and the management fees and total expenses of a peer group of funds, (v) information regarding the management fees of comparable portfolios of other clients of the Investment Manager and Sub-Adviser, including open-end funds and other clients, (vi) the profitability to the Investment Manager of its relationship with the Fund, (vii) descriptions of various functions performed by the Investment Manager and Sub-Adviser, such as portfolio management, compliance monitoring and portfolio trading practices, (viii) descriptions of various administrative functions performed for the Fund by the Sub-Administrator, an affiliate of the Investment Manager and Sub-Adviser, pursuant to an agreement between the Investment Manager and the Sub-Administrator, and (ix) information regarding the overall organization of the Investment Manager, Sub-Adviser and Sub-Administrator, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, the Investment Manager and Sub-Adviser provide portfolio management services to the Fund and that the Investment Manager provides administrative services to the Fund. The Board observed that the Investment Manager delegates primary portfolio management responsibilities to the Sub-Adviser and primary responsibility for administrative services to the Sub-Administrator. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Investment Manager, Sub-Adviser and Sub-Administrator to attract and retain high-quality personnel, and the organizational depth and stability of the Investment Manager, Sub-Adviser and Sub-Administrator.

The Board reviewed the Fund’s performance over various periods and compared those returns to various agreed-upon performance measures, including market indices and peer groups compiled by Lipper and Mercer. In the course of these deliberations, the Board took into account information provided by the Investment Manager and Sub-Adviser in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. As the Investment Manager assumed management of the Fund effective April 1, 2007 and several months were required to accomplish a repositioning of the Fund’s portfolio, the Board focused on the Fund’s performance during periods beginning no earlier than July 1, 2007. Based on the information provided, the Board noted that the Fund’s performance ranked in the 2nd quartile and 4th quartile, respectively, for the one- and three-year periods ended September 30, 2011 in the peer group compiled by Lipper. The Board observed that there were limitations to the usefulness of the comparative data provided by Lipper, noting that the peer group compiled by Lipper consists of Pacific funds (excluding Japan). The Board took into account that the Fund’s substantial capital gains distribution in January 2009 and its reinvestment, during a turbulent time in the markets, had a negative effect on the Fund’s performance over the three-year period ended September 30, 2011. The Board also noted the Fund’s improved performance over the one-year period ended September 30, 2011.

The Board also reviewed the Fund’s performance against peer group of Korea funds assembled by Mercer and observed that the Fund ranked 11th out of 16 funds and 11th out of 15 funds, respectively, for the one- and three-year periods ended September 30, 2011 in the peer group assembled by Mercer. In connection with this review, the Board noted that the peer group assembled by Mercer contains funds registered under the Investment Company Act of 1940 and entities that are not so registered and that certain of the entities of this peer group are subject to different regulatory regimes than the Fund and may calculate their performance using different methods, all of which may affect the performance of such entities reported to the Board. The Board also took into account Mercer’s rating of the Sub-Adviser.

In addition, the Board observed that the Fund’s total return performance (based on net assets) outperformed its KOSPI benchmark for the one-year period ended September 30, 2011, but underperformed the MSCI Korea Index (Total Return and Price Return) for the one-year period ended September 30, 2011. The Board also observed that the Fund’s total

12.31.11	The Korea Fund, Inc. Semi-Annual Report	19

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management & Portfolio Management Agreements

(unaudited) (continued)

return performance (based on net assets) underperformed its KOSPI benchmark and the MSCI Korea Index (Total Return and Price Return) for the three-year period ended September 30, 2011.

On the basis of this evaluation, the ongoing review of investment results by the Board, and the Board’s discussions with Mercer and personnel of the Investment Adviser and the Sub-Adviser, the Board concluded that the nature, quality and extent of services provided by Investment Manager, Sub-Adviser and Sub-Administrator was sufficient to support renewal of the Agreements.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule and total expense ratio, and comparative information provided by Lipper regarding investment management fee rates paid to other investment advisers by, and total expense ratios of, comparable funds. With respect to management fees paid to other investment advisers by comparable funds, the Board noted that the effective fee rates paid by the Fund were the lowest of the peer group compiled by Lipper (based on the management fees paid by the Fund for the Fund’s fiscal year ended June 30, 2011). The Board also considered the management fees charged by the Investment Manager and Sub-Adviser to other clients, including open-end funds with investment strategies comparable to that of the Fund, and noted that the management fees paid by the Fund and paid by the Investment Manager to the Sub-Adviser were generally lower than the fees paid by such clients of the Investment Manager and Sub-Adviser, as the case may be. With respect to the sub-advisory fee and sub-administration fee paid to the Sub-Adviser and Sub-Administrator, respectively, the Board noted that the fees are paid by the Investment Manager out of its fee and not directly by the Fund. The Board also noted that it was not clear whether the peer funds selected by Lipper were charged such fees by their investment managers. The Board noted that the Fund’s total operating expenses were lower (1st quartile) than the median for the peer group compiled by Lipper (based on the operating expenses of the Fund for the Fund’s fiscal year ended June 30, 2011).

The Board noted that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Investment Manager would realize economies of scale from the Fund’s growth other than through capital gain. The Board decided to reconsider the management fee breakpoint levels in the future should the Fund’s assets grow substantially or should there be an opportunity to raise new money.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Investment Manager, Sub-Adviser and Sub-Administrator.

Profitability. The Board reviewed detailed information regarding revenues received by the Investment Manager under the Agreement. In considering the profitability of the Investment Manager, the Board noted that the Sub-Adviser and Sub-Administrator are affiliates of the Investment Manager and are paid by the Investment Manager and, therefore, did not consider their profitability separately. Based on the information provided, the Board concluded that the pre-tax profits realized by Investment Manager in connection with the management of the Fund were not unreasonable.

Other Benefits to the Investment Manager and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by the Investment Manager and its affiliates, including any fees received by the Sub-Administrator for administrative services provided to the Fund. The Board also considered benefits to the Sub-Adviser related to brokerage allocations, including research generated by broker dealers, along with the incidental public relations benefits to the Investment Manager, Sub-Adviser and Sub-Administrator related to the Fund’s advertising opportunities. The Board concluded that management fees were reasonable in light of these indirect benefits.

Compliance. The Board considered the significant attention and resources dedicated by the Investment Manager, Sub-Adviser and Sub-Administrator to documenting and enhancing their compliance processes. The Board noted in particular (i) the experience and seniority of the Investment Manager’s and Sub-Adviser’s chief compliance officers; and (ii) the substantial commitment of resources by the Investment Manager, Sub-Adviser and Sub-Administrator to compliance matters.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

20	The Korea Fund, Inc. Semi-Annual Report	12.31.11

Directors	Officers
Julian Reid Chairman of the Board of Directors Ronaldo A. da Frota Nogueira Christopher Russell Richard A. Silver Kesop Yun

Robert Goldstein
President & Chief Executive Officer

Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Secretary & Chief Legal Officer

Lawrence G. Altadonna
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager/Administrator

RCM Capital Management LLC

555 Mission Street, Suite 1700

San Francisco, CA 94105

Sub-Adviser

RCM Asia Pacific Limited

21st Floor, Cheung Kong Center

2 Queen’s Road Central

Hong Kong

Sub-Administrator

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.thekoreafund.com.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

AZ612SA_123111

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share		(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs		(d) Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1-31, 2011	28,800	50.16	[1]	28,800	[2]	105,438	[2]
August 1-31, 2011	42,100	44.37	[1]	42,100	[2]	63,338	[2]
September 1-30, 2011	0	0		0		63,338
October 1-31, 2011	11,700	36.41	[1]	11,700	[2]	51,638	[2]
November 1-30, 2011	34,100	41.78	[1]	34,100	[2]	963,438	[2]
December 1-31, 2011	52,400	40.73	[1]	52,400	[2]	911,038	[2]

Totals	169,100			169,100

1	Subject to fees and commissions of up to 3% per share repurchased.
2	In March 2010, pursuant to the Discount Management Program previously adopted by the Fund’s Board of Directors, the Fund instituted a share repurchase program. The program allowed the Fund to repurchase in the open market up to 5% of its common stock outstanding as of February 22, 2010. Fund shares are repurchased at a discount to net asset value in accordance with procedures approved by the Board of Directors and its Discount Management Committee. On October 31, 2011 the Fund announced a new share repurchase program commencing November 1, 2011. Under the new program, the Fund is authorized to repurchase in each twelve month period ending October 31 up to 10% of its common shares outstanding as of October 31 of the prior year.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant change in the registrant’s internal control (over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Korea Fund, Inc.

By	/s/ Robert Goldstein
President and Chief Executive Officer
Date:	March 5, 2012

By	/s/ Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer
Date:	March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert Goldstein
President and Chief Executive Officer
Date:	March 5, 2012

By	/s/ Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer
Date:	March 5, 2012